UNDERWRITING AGREEMENT


                           LACLEDE GAS COMPANY

                              Common Stock




                                                           May 15, 1995


MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
  Incorporated
A.G. EDWARDS & SONS, INC.
SMITH BARNEY INC.

As Representatives of the several
  Underwriters named in Schedule I hereto

c/o   Merrill Lynch & Co.
      World Financial Center
      North Tower
      New York, New York 10281


Ladies and Gentlemen:

Laclede Gas Company, a Missouri corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell severally to you (the "Representatives") and the other several Underwriters named in Schedule I hereto (collectively, including any underwriter substituted as hereinafter provided in Section 4 hereof, the "Underwriters") the aggregate number of shares of the Common Stock, par value $1 per share, of the Company ("Common Stock") set forth on Schedule I hereto (the "Firm Shares"). The Company also proposes, subject to the terms and conditions stated herein, to issue and sell severally to the Underwriters not more than an additional 200,000 shares of Common Stock ("Option Shares"), if and to the extent that the Representatives, on behalf of the Underwriters, shall have determined to exercise the right to purchase Option Shares pursuant to
Section 2(c)
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hereof.  As used herein, the term "Securities" shall mean, collectively, the
Firm Shares and Option Shares.

               1. Representations and Warranties of the Company.  The
                  ----------------------------------------------
Company represents and warrants to, and agrees with, each of the Underwriters that:

               (a) A registration statement on Form S-3 (File No. 33-58757) with respect to the Securities has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations of the Securities and Exchange Commission (the "Commission") under the Act (the "Regulations"), has been filed with the Commission and has become effective. The Company meets the requirements for the use of Form S-3 under the Act. Copies of such registration statement, together with all amendments, if any, and the prospectus contained therein, in the form in which it became effective, including the documents incorporated in such prospectus by reference, have heretofore been delivered to the Underwriters. Such registration statement in the form in which it most recently became effective, including all exhibits thereto and the information deemed to be a part thereof pursuant to Rule 430A(b) of the Regulations, is referred to hereinafter as the "Registration Statement." The prospectus, including the documents incorporated therein by reference, contained in the Registration Statement is referred to hereinafter as the "Prospectus"; provided, however, that, as used in this Agreement (except in this Section 1), upon the completion of the Prospectus on or after the date hereof (whether by filing the Prospectus as so completed with the Commission pursuant to Rule 424(b) of the Regulations or an amendment to the Registration Statement with the Commission under the Act in accordance with Rule 430A of the Regulations or as a result of any other revision thereof or supplement thereto provided to the Underwriters for use in connection with the offering of the Securities that differs from the Prospectus on file with the Commission at the time the Registration Statement became effective, whether or not such revision or supplement is required to be filed with the Commission pursuant to Rule 424(b) of the Regulations), the term "Prospectus" shall mean the Prospectus as so completed (the "Completed Prospectus"). All references in this Agreement to amendments or supplements to the Registration Statement, the Prospectus or the Completed Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the date of this Agreement that is or is deemed to be incorporated by reference in the Prospectus.

               (b) No stop order with respect to the Registration Statement has been issued by the Commission under the Act and no proceeding therefor is pending before, or to the knowledge of the Company threatened by, the Commission; the Registration Statement, at the time it became effective, complied in all material respects with the requirements of the Act and the Regulations and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; neither the Prospectus, on the date hereof, nor the Completed Prospectus, at the time it is filed with the Commission pursuant to Rule 424(b) of the Regulations or first used and at the Time of Delivery and an Option Shares Time of Delivery (each as defined in Section 4 hereof), as the case may be, contains or will contain an untrue statement of a material fact or omits or will omit to state a
      material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each document incorporated by reference in the Prospectus, at the time it was or will be filed with the Commission under the Exchange Act, conformed or will conform when so filed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder (the "Exchange Act Regulations"); provided, however, that the representations and warranties contained in this Section 1(b) shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished in writing to the Company, through the Representatives by any Underwriter, expressly for use in the Registration Statement or the Prospectus.

               (c) Since the respective dates as of which information is given in the Prospectus, there has not been any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries taken as a whole and there has not been any material transaction entered into by the Company, other than transactions in the ordinary course of business and transactions referred to in, or contemplated by, the Prospectus; and the Company does not have any material contingent obligation that is not disclosed in the Prospectus.

               (d) Neither the Company or any of its subsidiaries is, or with the giving of notice or the lapse of time or both would be, in breach of any of the terms and provisions of, or in default under, nor will the consummation by the Company of the transactions herein contemplated or the fulfillment of the terms hereof result in a breach of any of the terms or provisions of, or constitute a default under, the Articles of Incorporation or By-Laws of the Company, each as amended, or any statute, indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which it is bound or to which any of the property of the Company is subject, or any order, rule or regulation applicable to the Company of any court or governmental agency or body having jurisdiction over the Company or any of its properties, nor will any such action result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to the terms of any such agreement or instrument; the Missouri Public Service Commission (the "MPSC") has issued an order authorizing the issuance and sale of the Securities, which order is in full force and effect; and no other approval, authorization, consent or order of any public board or body is legally required for the issuance and sale of the Securities by the Company hereunder, except such as may be required under the Act or state securities laws.

               (e) The financial statements, together with related notes, incorporated by reference in the Prospectus present fairly the financial position and the results of operations of the Company on the bases set forth in such statements and related notes at the dates or for the periods to which they apply; such statements and related notes have been prepared in accordance with generally accepted principles of accounting, consistently applied throughout the periods involved, except as otherwise stated therein; and the supporting schedules incorporated by reference in the Prospectus present fairly the information required to be stated therein.


               (f) The Company is a validly organized and existing corporation in good standing under the laws of the State of Missouri, with full power and authority to own or lease its properties and conduct its business as described in the Prospectus; each of the Company's subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full power and authority to own or lease its properties and conduct its business; and each of the Company and its subsidiaries is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business conducted by it or the location of the properties owned or leased by it makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries taken as a whole.

               (g) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus (except for changes that the Registration Statement discloses have occurred or may occur or that were occasioned by the declaration of dividends and for Common Stock offered under the Company's shareholder and employee plans, including, without limitation, the Company's Dividend Reinvestment and Stock Purchase Plan); all of the outstanding shares of the capital stock of the Company (other than the Securities) have been duly and validly authorized and issued and are fully paid and non-assessable; when the Securities shall have been delivered against payment therefor as provided herein, they will have been duly and validly authorized and issued and fully paid and non-assessable and entitled to the rights set forth in the Company's Articles of Incorporation, as amended, and the Rights Agreement dated as of April 17, 1986 between the Company and The Boatmen's National Bank of St. Louis, as rights agent thereunder; other than as set forth in the Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Articles of Incorporation or By-Laws of the Company, each as amended, or other agreement or instrument to which the Company is a party or by which it is bound or to which any of the property of the Company is subject; and the Common Stock, including the Securities, conforms to the description thereof contained in the Prospectus.

               (h) No labor dispute with any employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors, which labor dispute or disturbance in each case might reasonably be expected to result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries taken as a whole.

               (i) Other than as set forth in the Prospectus, there are no legal, governmental or administrative proceedings pending to which the Company is a party or of which any property of the Company is the subject, the outcome of which, singly or in the aggregate, might reasonably be expected to result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries taken as a whole; and, to the best of the

                                    -4-
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
      Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

               (j) The Company and its subsidiaries have all valid material franchises, licenses and permits as are required for the conduct of their business as now conducted, and no franchise, license or permit is subject to any deficiency, exception, restriction, condition or limitation, except deficiencies, exceptions, restrictions, conditions and limitations that do not materially adversely affect the conduct, business and operation of the Company and its subsidiaries taken as a whole; and the Company and its subsidiaries have complied with such terms and provisions of franchises, licenses and permits the non-compliance with which would materially adversely affect the conduct, business and operation of the Company and its subsidiaries taken as a whole.

               (k) To the knowledge of the Company, no person or corporation that is a "holding company" or a "subsidiary of a holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, directly or indirectly owns, controls or holds with power to vote ten percent or more of the outstanding voting securities of the Company.

               (l) The Company and its subsidiaries possess such certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice of any proceedings relating to the revocation or modification of any such certificate, authority or permit that, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, might reasonably be expected to materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries taken as a whole.

               2. Purchase and Sale.  (a)  On the basis of the
                  ------------------
representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price of $18.22 per share, the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto.

               (b) In addition, for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, the Company agrees to grant to the Underwriters an option to purchase from the Company the number of Option Shares set forth in the notice referred to in Section 2(c) hereof (the "Option"). If the Option is exercised by the Underwriters, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price of $18.22 per share, the number of Option Shares (subject to such adjustments as the Representatives may determine in order to avoid fractional shares) that bears the same proportion to the aggregate number of Option Shares to be purchased as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto bears to the aggregate number of Firm Shares.

               (c) The Option may be exercised, in whole or in part from time to time, within the period of 30 days from the date hereof, by written notice from the Representatives, on behalf of the Underwriters, to the Company. Such notice shall set forth the aggregate number of Option Shares as to which the Option is being exercised and the date of delivery of, and payment for, such Option Shares, which date shall be neither earlier than the later of the Time of Delivery and the second Business Day (as defined below) after the date of such exercise nor later than the seventh Business Day after the date of such exercise. As used herein, "Business Day" shall mean any day on which the New York Stock Exchange (the "NYSE") and banks in the City of New York are open.

               3. Offering.  Subject to the terms and conditions herein set
                  ---------
forth, the Underwriters will make a public offering of the Securities upon the terms and conditions set forth in the Prospectus.

               4. Payment and Delivery; Defaulting Underwriters.  Delivery
                  ----------------------------------------------
of the Firm Shares and payment therefor, in New York Clearing House funds payable to the order of the Company, shall be made at the offices of Winthrop, Stimson, Putnam & Roberts, One Battery Park Plaza, New York, New York, at 10:00 A.M., New York City time, on the fifth Business Day after the date hereof, or at such other place, time and date as shall be agreed upon in writing by the Company and the Representatives. The hour and date of such delivery and payment are herein called the "Time of Delivery."

               The Firm Shares shall be delivered to the Underwriters, for their respective accounts in fully registered form, in such authorized denominations and registered in such names as the Representatives may reasonably request in writing not later than 2:00 P.M., New York City time, on the second Business Day after the date hereof, or to the extent not so requested, registered in the respective names of the Underwriters in such authorized denominations as the Company shall determine. The Company agrees to make the certificates for the Firm Shares available to the Representatives for checking purposes not later than 2:00 P.M., New York City time, on the last full Business Day preceding the Time of Delivery, at the offices of The Depository Trust Company, New York, New York, or at such other place, time or date as may be agreed upon between the Company and the Representatives.

               Delivery of any Option Shares and payment therefor, in New York Clearing House funds payable to the order of the Company, shall be made at the offices of Winthrop, Stimson, Putnam & Roberts, One Battery Park Plaza, New York, New York, at 10:00 A.M., New York City time, on the date specified by the Representatives in accordance with Section 2(c) hereof, or at such other place, time and date as shall be agreed upon in writing by the Company and the Representatives. The hour and date of any such delivery and payment are herein called an "Option Shares Time of Delivery."

               Option Shares shall be delivered to the Underwriters, for their respective accounts in fully registered form, in such authorized denominations and registered in such names as the Representatives may reasonably request in writing not later than 2:00 P.M., New York City time, on the second Business Day preceding the Option Shares Time of Delivery with respect to such Option Shares, or to the extent not so requested, registered in the respective names of the Underwriters in such authorized denominations as the Company shall determine. The


 Company agrees to make the certificates for such Option Shares available to the Representatives for checking purposes not later than 2:00 P.M., New York City time, on the last full Business Day preceding such Option Shares Time of Delivery, at the offices of The Depository Trust Company, New York, New York, or at such other place, time or date as may be agreed upon between the Company and the Representatives.

               If any one or more of the Underwriters shall default on its obligation or their obligations to purchase and pay for the Securities that it has or they have agreed herein to purchase and pay for (such Underwriter or Underwriters that shall have so defaulted being referred to herein as the "Defaulting Underwriters"), the Company shall immediately give written notice of such default to the Representatives and the Underwriters that shall not have so defaulted (the "Non-defaulting Underwriters") shall have the right, within 24 hours after the receipt of such notice by the Representatives, to determine to purchase or to procure one or more others, which shall be members of the National Association of Securities Dealers, Inc. (the "NASD") and reasonably satisfactory to the Company, to purchase, upon the terms herein set forth, all (but not less than all) of the Securities that the Defaulting Underwriters so agreed to purchase (the "Defaulted Securities"). If the Non-defaulting Underwriters shall determine to exercise such right, the Representatives shall give notice to the Company of such determination within 24 hours after their receipt of notice from the Company of such default. If the Representatives shall fail to give such notice or, within such 24-hour period, shall give notice to the Company that the Non-defaulting Underwriters will not exercise such right, then the Company shall have the right, within a further 24 hours after the failure of the Representatives to give such notice or within 24 hours after its receipt of such notice from the Representatives, to procure one or more others, which shall be members of the NASD and reasonably satisfactory to the Representatives, to purchase, upon the terms herein set forth, all (but not less than all) of the Defaulted Securities. In the event that the Non-defaulting Underwriters or the Company shall have arranged for the purchase of the Defaulted Securities as provided above, then either the Company or the Representatives shall have the right to postpone the Time of Delivery or an Options Shares Time of Delivery, as the case may be, for such period, not exceeding three Business Days, in order that the required changes in the Registration Statement, the Prospectus and any other documents or arrangements may be effected. In the event that neither the Non-defaulting Underwriters nor the Company shall have arranged for the purchase of the Defaulted Securities as provided above, then:

               (a) if the Defaulted Securities do not exceed 10% of the Securities that the Non-defaulting Underwriters have otherwise agreed to purchase, the Non-defaulting Underwriters shall be obligated to purchase and pay for the respective amounts of the Securities that they have severally agreed to purchase hereunder and, in addition, to purchase and pay for (in proportion to their respective obligations hereunder except as may be otherwise determined by the Non-defaulting Underwriters) the Defaulted Securities; or

               (b) if the Defaulted Securities exceed 10% of the Securities that the Non-defaulting Underwriters have otherwise agreed to purchase, this Agreement shall terminate.

               Termination of this Agreement pursuant to this Section 4 shall not relieve any of the Defaulting Underwriters from liability in respect of its obligations under this Agreement, but shall be without liability on the part of the Company and the Non-defaulting Underwriters; provided, however, that such termination shall not affect the payment obligations set forth in Section 5 hereof.

               5. Covenants of the Company.  The Company agrees with each of
                  -------------------------
the Underwriters that it will:

               (a) Promptly deliver to the Representatives a copy of each of the Registration Statement and all amendments thereto (in each case including copies of all documents (other than exhibits) incorporated in the Prospectus by reference and all exhibits filed therewith), either signed or certified by an officer of the Company, and including a copy of each consent and opinion included therein or filed as an exhibit thereto, either signed or certified by an officer of the Company, and as many unsigned copies of the Registration Statement and such amendments, as the Representatives may reasonably request. The Company also will deliver to the Representatives as soon as possible after the date of this Agreement and thereafter from time to time, during such period of time as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of the Prospectus, including any amendments or supplements thereto, as the Representatives may reasonably request for the purposes of the Act.

               (b) Promptly advise the Representatives (i) when any amendment of the Registration Statement shall have become effective,
      (ii) of any request by the Commission for any amendment of the Registration Statement or the Prospectus and (iii) of the issuance of any stop order under the Act with respect to the Registration Statement or the institution of any proceedings therefor of which the Company shall have received notice. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to secure the prompt removal thereof. The Company will neither file nor use any amendment or supplement to the Registration Statement or the Prospectus to which the Representatives or counsel for the Underwriters shall object.

               (c) Pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation and filing by it of the Registration Statement and the Prospectus,
      (ii) the preparation and delivery of this Agreement, (iii) the corporate and regulatory actions precedent to the issuance and delivery of the Securities, (iv) the issuance and delivery of the Securities, (v) the fees and disbursements of the Company's counsel and accountants, (vi) except as provided in Section 5(d) hereof, the printing and delivery to the Underwriters of reasonable quantities of the Registration Statement, the Prospectus and any amendment or supplement, (vii) the fees and expenses of any transfer agent and registrar, (viii) the qualification of the Securities for offering and sale under state securities laws, including the fees, not to exceed $5,000, and disbursements of counsel for the Underwriters in connection with such qualification and blue sky surveys relating thereto, (ix) the fees and expenses in connection with the listing of the Securities on the NYSE and the Chicago Stock Exchange and (x) the filing fees incident to any required review by the NASD of the terms of the sale of the Securities.


               (d) During such period of time (not exceeding nine months) after the effective date of the Registration Statement as a prospectus relating to the Securities is required to be delivered under the Act, if (i) any event shall occur as a result of which it is necessary, in the opinion of the Company and its counsel or the Representatives and counsel for the Underwriters, to amend or supplement the Prospectus in order to make the Prospectus not misleading, in the light of then existing circumstances, or (ii) it shall be necessary to amend or supplement the Registration Statement or the Prospectus to comply with the Act or the Regulations or the Exchange Act or the Exchange Act Regulations, forthwith, at its expense, prepare and furnish to the Representatives a reasonable number of copies of a supplement or an amendment to the Prospectus that will supplement or amend the Prospectus so that as so supplemented or amended it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of then existing circumstances, not misleading or it will comply with the Act or the Regulations or the Exchange Act or the Exchange Act Regulations. In case any of the Underwriters shall be required to deliver a prospectus relating to the Securities after the expiration of nine months from the date of this Agreement, the Company, upon the request of the Representatives, will furnish to the Underwriters, at the expense of the Underwriters, a reasonable quantity of a supplemented or amended prospectus, or supplements or amendments to the Prospectus, complying with Section 10(a) of the Act.

               (e) Make generally available to its security holders, as soon as practicable, an earning statement (which need not be audited) covering a period of 12 months beginning on the first day of the Company's fiscal quarter next succeeding the effective date of the Registration Statement that will satisfy the provisions of Section 11(a) of the Act (including Rule 158 of the Regulations).

               (f) Furnish such proper information as may be lawfully required and otherwise cooperate in qualifying the Securities for offer and sale under the securities or blue sky laws of such jurisdictions as the Representatives may reasonably designate, and file and make such statements or reports as are or may be required by the laws of such jurisdictions; provided, however, that the Company shall not be required to qualify as a foreign corporation or dealer in securities, or to file any consents to service of process under the laws of any jurisdiction.

               (g) Except for sales of Common Stock pursuant to its shareholder and employee plans (including, without limitation, the Company's Dividend Reinvestment and Stock Purchase Plan), during the period beginning on the date of this Agreement and continuing to and including the 120th day following the Time of Delivery, not sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any Common Stock or any security convertible into Common Stock without the prior consent of the Representatives.

               All fees and disbursements of counsel for the Underwriters (exclusive of fees and expenses of such counsel that are to be paid by the Company as set forth in clause (viii) of Section 5(c) hereof) shall be paid by the Underwriters; provided, however, that if this Agreement shall be terminated in accordance with the provisions of Section 6, 7, 8 or 10 hereof, the Company shall reimburse the Underwriters for their out-of-pocket costs and expenses, including

the reasonable fees and disbursements of counsel for the Underwriters. The Company shall not be required to pay any amount for any expenses of the Underwriters except as provided in the preceding sentence. The Company shall not in any event be liable to any of the Underwriters for damages on account of the loss of anticipated profits.

               6. Conditions of Obligations of the Underwriters to Purchase
                  ---------------------------------------------------------
the Firm Shares.  The several obligations of the Underwriters to purchase
----------------
and pay for the Firm Shares shall be subject to the accuracy of the representations and warranties of the Company set forth in Section 1 hereof as of the date hereof, to the accuracy of the statements of officers of the Company made in any certificate given pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder to be performed at or prior to the Time of Delivery, and to the following additional conditions:

               (a) (i) No stop order suspending the effectiveness of the Registration Statement shall be in effect at the Time of Delivery and no order of the Commission directed to the adequacy or accuracy of any document incorporated by reference in the Prospectus shall be in effect at such date; no proceedings for any such purpose shall be pending before, or threatened by, the Commission at the Time of Delivery; if the Completed Prospectus is required to be filed with the Commission pursuant to Rule 424(b) of the Regulations, the Completed Prospectus shall have been filed in the manner and within the time period required by Rule 424(b) of the Regulations and the Company shall have provided evidence reasonably satisfactory to the Representatives thereof; and the Representatives shall have received a certificate dated the Time of Delivery and signed by an executive officer of the Company to the effect that no such order is in effect and that no proceedings for any such purpose are pending before, or to the knowledge of the Company threatened by, the Commission; (ii) there shall not have been any change in the matters described in the letter furnished pursuant to Section 6(d) hereof the effect of which would, in the opinion of the Representatives, materially and adversely affect the market for the Firm Shares; (iii) there shall not have been, since the respective dates as of which information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), except as may otherwise be stated in the Registration Statement and the Prospectus (or any amendment or supplement thereto), any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries taken as a whole; and (iv) the Company and its subsidiaries shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Company and its subsidiaries taken as a whole, other than those reflected in the Registration Statement or the Prospectus (or any amendment or supplement thereto).

               (b) At the Time of Delivery, there shall be in full force and effect an order of the MPSC authorizing the issuance and sale of the Securities on the terms and conditions herein set forth, and containing no provision unacceptable to the Representatives by reason of the fact that it is materially adverse to the Company (it being understood that no order in effect on the date hereof contains any such unacceptable provision).

               (c) At the Time of Delivery, the Representatives shall have received from Gerald T. McNeive, Jr., Esq., Vice President and Associate General Counsel of the Company,

      and Winthrop, Stimson, Putnam & Roberts, counsel for the Underwriters, opinions, dated the Time of Delivery, in substantially the form and substance prescribed in Exhibits A and B, respectively, hereto.

               (d) At the date of this Agreement, Deloitte & Touche LLP shall have furnished to the Representatives a letter, dated the date of this Agreement, to the effect that:

                         (i) they are independent public accountants with
               respect to the Company within the meaning of the Act and the Regulations;

                         (ii) in their opinion, the consolidated financial
               statements examined by them and incorporated by reference in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the Regulations and the Exchange Act and the Exchange Act Regulations;

                         (iii) on the basis of limited procedures, not
               constituting an examination made in accordance with generally accepted auditing standards, including a reading of the unaudited consolidated financial information incorporated by reference in the Prospectus, the latest available interim financial statements of the Company, if any, a reading of the minute books of the shareholders and the Board of Directors of the Company since the close of the Company's most recent fiscal year through a specified date not more than five days prior to the date of such letter, inquiries of officials of the Company responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that (A) (1) any material modifications should be made to the unaudited consolidated financial statements incorporated by reference in the Prospectus for them to be in conformity with generally accepted accounting principles or (2) the unaudited consolidated financial statements incorporated by reference in the Prospectus do not comply with the applicable accounting requirements of the Act or the Exchange Act as they apply to Form 10-Q and the Regulations or the Exchange Act Regulations; (B) at the date of the latest available interim balance sheet of the Company and at a subsequent specified date not more than five days prior to the date of such letter, there has been any change in the capital stock, or any increase in the long-term debt, or any decrease in net assets, in each case of the Company and as compared with amounts shown in the balance sheet as of the date of the latest financial statements incorporated by reference in the Prospectus, except in each case for changes, increases or decreases that the Registration Statement discloses have occurred or may occur, that were occasioned by the declaration of dividends or that are described in such letter identifying the same and specifying the amount thereof (in which case such letter shall be accompanied by an explanation of the Company as to the significance thereof unless such explanation is not deemed necessary by the Representatives); or (C) for the twelve months ended as of the date of the latest unaudited financial statements are available, there were any decreases, as compared with the comparable period of the preceding year, in the Company's operating revenues, net income and earnings available for common stock, except in each case for decreases that

               the Registration Statement discloses have occurred or may occur, that were occasioned by the declaration of dividends or that are described in such letter identifying the same and specifying the amount thereof (in which case such letter shall be accompanied by an explanation of the Company as to the significance thereof unless such explanation is not deemed necessary by the Representatives); and

                         (iv) they have performed certain other specified
               procedures with respect to certain amounts and percentages set forth in the Registration Statement or in the documents incorporated by reference in the Prospectus, as have been requested by the Representatives or counsel for the Underwriters and approved by the Company, and have found them to be in agreement with the records of the Company and the computations to be arithmetically correct.

               (e) At the Time of Delivery, Deloitte & Touche LLP shall have furnished to the Representatives a letter, dated the Time of Delivery, to the effect that the statements set forth in the letter furnished pursuant to Section 6(d) hereof are reaffirmed, except that the specified date referred to therein shall be a date not more than five days prior to the Time of Delivery.

               (f) At the Time of Delivery, the Representatives shall have received a certificate, dated the Time of Delivery and signed by an executive officer of the Company, to the effect that (i) the Company's representations and warranties set forth in Section 1 hereof are true and correct at and as of the Time of Delivery with the same effect as if made at and as of the Time of Delivery; provided, however, that (A) if any post-effective amendment to the Registration Statement shall have been filed subsequent to the date hereof, the Registration Statement referred to in Section 1(b) hereof shall be deemed, for the purposes of such certificate, to include such amendment and (B) if the Completed Prospectus shall have been filed with the Commission pursuant to Rule 424(b) of the Regulations, the Prospectus referred to in Sections 1(c), (e), (f), (g) and (i) hereof shall be deemed, for the purposes of such certificate, to be the Completed Prospectus, (ii) the Company shall have performed all of its obligations hereunder to be performed at or prior to the Time of Delivery, (iii) if the Company shall have been required to file the Completed Prospectus with the Commission pursuant to Rule 424(b) of the Regulations, the Company shall have done so and (iv) the order described in Section 6(b) hereof shall be in full force and effect.

               (g) All legal proceedings to be taken in connection with the issuance and sale of the Firm Shares shall be reasonably satisfactory in form and substance to counsel for the Underwriters.

               (h) Subsequent to the date of this Agreement, there shall not have occurred (i) any material change in or affecting the business, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole not contemplated by the Prospectus or any amendment or supplement thereto (including the documents incorporated by reference therein at the date thereof) that, in the opinion of the Representatives, would materially and adversely affect the market for the Firm Shares

      or (ii) any event or development relating to or involving the Company or any officer or director of the Company that, in the opinion of the Company and its counsel or the Representatives and counsel for the Underwriters, requires the making of any addition to or change in the Prospectus or any amendment or supplement thereto in order to state a material fact required by the Act to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Prospectus to reflect such event or development would, in the opinion of the Representatives, adversely affect the market for the Firm Shares.

               (i) The Firm Shares shall have been listed (subject to official notice of issuance) on the NYSE.

               In case any of the conditions specified above in this Section 6 shall not have been fulfilled at the Time of Delivery, this Agreement may be terminated by the Representatives upon notice thereof to the Company at any time at or prior to the Time of Delivery. Any such termination shall be without liability of any party to any other party, except as otherwise provided in Section 5 hereof and except that the provisions of Section 9 hereof shall survive any such termination.

               7. Conditions to Obligations of the Underwriters to Purchase
                  ---------------------------------------------------------
Option Shares.  The several obligations of the Underwriters to purchase and
--------------
pay for any Option Shares shall be subject to the accuracy of the representations and warranties of the Company set forth in Section 1 hereof as of the date hereof, to the accuracy of the statements of the officers of the Company made in any certificate given pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder to be performed at or prior to the Option Shares Time of Delivery with respect to such Option Shares, and to the following additional conditions:

               (a) (i) No stop order suspending the effectiveness of the Registration Statement shall be in effect at such Option Shares Time of Delivery and no order of the Commission directed to the adequacy or accuracy of any document incorporated by reference in the Prospectus shall be in effect at such Option Shares Time of Delivery; no proceedings for any such purpose shall be pending before, or threatened by, the Commission on such date; if the Completed Prospectus, or any supplement thereto or to the Prospectus, is required to be filed with the Commission pursuant to Rule 424(b) of the Regulations, the Completed Prospectus, or any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b) of the Regulations and the Company shall have provided evidence reasonably satisfactory to the Representatives thereof; and the Representatives shall have received a certificate dated such Option Shares Time of Delivery and signed by an executive officer of the Company to the effect that no such order is in effect and that no proceedings for any such purpose are pending before, or to the knowledge of the Company threatened by, the Commission; (ii) there shall not have been any change in the matters described in the letter furnished pursuant to Section 6(d) hereof the effect of which would, in the opinion of the Representatives, materially and adversely affect the market for such Option Shares; (iii) there shall not have been, since the respective dates as of which information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), except as may otherwise be stated in the Registration Statement and the Prospectus (or any amendment

      or supplement thereto), any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries taken as a whole; and (iv) the Company and its subsidiaries shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Company and its subsidiaries taken as a whole, other than those reflected in the Registration Statement or the Prospectus (or any amendment or supplement thereto).

               (b) At such Option Shares Time of Delivery, there shall be in full force and effect an order of the MPSC authorizing the issuance and sale of the Securities on the terms and conditions herein set forth, and containing no provision unacceptable to the Representatives by reason of the fact that it is materially adverse to the Company (it being understood that no order in effect on the date hereof contains any such unacceptable provision).

               (c) At such Option Shares Time of Delivery, the Representatives shall have received from Gerald T. McNeive, Jr., Esq., Vice President and Associate General Counsel of the Company, and Winthrop, Stimson, Putnam & Roberts, counsel for the Underwriters, opinions, dated such Option Shares Time of Delivery, with respect to such Option Shares in substantially the form and substance prescribed in Exhibits A and B, respectively, hereto.

               (d) At such Option Shares Time of Delivery, Deloitte & Touche LLP shall have furnished to the Representatives a letter, dated such Option Shares Time of Delivery, to the effect that the statements set forth in the letter furnished pursuant to Section 6(d) hereof are reaffirmed, except that the specified date referred to therein shall be a date not more than five days prior to such Option Shares Time of Delivery.

               (e) At such Option Shares Time of Delivery, the Representatives shall have received a certificate, dated such Option Shares Time of Delivery and signed by an executive officer of the Company, to the effect that (i) the Company's representations and warranties set forth in Section 1 hereof are true and correct at and as of such Option Shares Time of Delivery with the same effect as if made at and as of such Option Shares Time of Delivery; provided, however, that (A) if any post-effective amendment to the Registration Statement shall have been filed subsequent to the date hereof, the Registration Statement referred to in Section 1(b) hereof shall be deemed, for the purposes of such certificate, to include such amendment and (B) if the Completed Prospectus shall have been filed with the Commission pursuant to Rule 424 of the Regulations, the Prospectus referred to in Sections 1(c), (e), (f), (g) and (i) hereof shall be deemed, for the purposes of such certificate, to be the Completed Prospectus, (ii) the Company shall have performed all of its obligations hereunder to be performed at or prior to such Option Shares Time of Delivery, (iii) if the Company shall have been required to file the Completed Prospectus with the Commission pursuant to Rule 424(b) of the Regulations, the Company shall have done so and (iv) the order described in Section 7(b) hereof shall be in full force and effect.


               (f) All legal proceedings to be taken in connection with the issuance and sale of the Securities shall be reasonably satisfactory in form and substance to counsel for the Underwriters.

               (g) Subsequent to the date of this Agreement, there shall not have occurred (i) any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries taken as a whole not contemplated by the Prospectus or any amendment or supplement thereto (including the documents incorporated therein by reference at the date thereof) that, in the opinion of the Representatives, would materially, adversely affect the market for the Securities or (ii) any event or development relating to or involving the Company or any officer or director of the Company that, in the opinion of the Company and its counsel or the Representatives and counsel for the Underwriters, requires the making of any addition to or change in the Prospectus or any amendment or supplement thereto in order to state a material fact required by the Act to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Prospectus to reflect such event or development would, in the opinion of the Representatives, adversely affect the market for the Securities.

               (h) Such Option Shares shall have been listed (subject to official notice of issuance) on the NYSE.

               In case any of the conditions specified above in this Section 7 shall not have been fulfilled at such Option Shares Time of Delivery, this Agreement may be terminated by the Representatives upon notice thereof to the Company at any time at or prior to such Option Shares Time of Delivery. Any such termination shall be without liability of any party to any other party, except as otherwise provided in Section 5 hereof and except that the provisions of Section 9 hereof shall survive any such termination.

               8. Conditions of Company's Obligation.  The obligation of the
                  ----------------------------------
Company to deliver the Firm Shares at the Time of Delivery and any Option Shares at the Option Shares Time of Delivery with respect to such Option Shares shall be subject to the following conditions:

               (a) No stop order suspending the effectiveness of the Registration Statement shall be in effect at the Time of Delivery or such Option Shares Time of Delivery, as the case may be, and no order of the Commission directed to the adequacy or accuracy of any document incorporated by reference in the Prospectus shall be in effect at such date; and no proceedings for any such purpose shall be pending before, or threatened by, the Commission at the Time of Delivery or such Option Shares Time of Delivery, as the case may be.

               (b) At the Time of Delivery or such Option Shares Time of Delivery, as the case may be, there shall be in full force and effect an order of the MPSC authorizing the issuance and sale of the Securities on the terms and conditions herein set forth, and containing no provisions unacceptable to the Company by reason of the fact that it is materially adverse to the Company (it being understood that no order in effect on the date hereof contains any such unacceptable provision).

               In case any of the conditions specified above in this Section 8 shall not have been fulfilled at the Time of Delivery or such Option Shares Time of Delivery, as the case may be, this Agreement may be terminated by the Company, upon notice thereof to the Representatives. Any such termination shall be without liability of any party to any other party, except as otherwise provided in Section 5 hereof.

               9. Indemnification; Contribution.
                  ------------------------------

               (a) The Company agrees to indemnify and hold harmless each of the Underwriters and each person, if any, who controls any of the Underwriters within the meaning of Section 15 of the Act against (i) any and all losses, claims, damages, liabilities and expenses whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430A(b) of the Regulations, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus relating to the Securities or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (ii) any and all losses, claims, damages, liabilities and expenses whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and (iii) any and all expense whatsoever, as incurred (including, subject to Section 9(c) hereof, the fees and disbursements of counsel chosen by the Representatives), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clause (i) or (ii) above; provided, however, that the indemnity agreement contained in this Section 9(a) shall not
      (A) apply to any such losses, claims, damages, liabilities or expenses to the extent arising out of any such untrue statement or alleged untrue statement, or any such omission or alleged omission, made in reliance upon and in conformity with information furnished in writing to the Company, through the Representatives by any Underwriter, expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus relating to the Securities or the Prospectus (or any amendment or supplement thereto) or (B) inure to the benefit of any Underwriter or any person who controls such Underwriter within the meaning of Section 15 of the Act on account of any such losses, claims, damages, liabilities or expenses arising from the sale of any of the Securities to any person if any amendment or supplement to the Prospectus (excluding any document incorporated or deemed to be incorporated by reference therein), furnished to the Representatives by the Company prior to the sending or giving of written confirmation of such sale to such person, was not sent or given by or on behalf of such Underwriter to such person with

      or prior to such written confirmation and any such untrue statement or alleged untrue statement, or any such omission or alleged omission, was corrected in such Prospectus.

               (b) Each of the Underwriters, severally, agrees to indemnify and hold harmless the Company, its directors, each of its officers who shall have signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act against any and all losses, claims, damages, liabilities and expenses described in Section 9(a) hereof, as incurred, but only with respect to the untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus relating to the Securities or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company, through the Representatives by such Underwriter, expressly for use in connection with the Registration Statement (or any amendment thereto) or any preliminary prospectus relating to the Securities or the Prospectus (or any amendment or supplement thereto).

               (c) Each indemnified party shall give notice as promptly as reasonably practicable of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability on account of this indemnity agreement except to the extent that such indemnifying party has been prejudiced in any material respect by such failure or from any liability that such indemnifying party may have to such indemnified party otherwise than on account of this indemnity agreement. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party) and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under Section 9(a) or
      (b) hereof for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (including local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

               (d) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in
      Section 9(a) or (b) hereof is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnity agreement incurred by the Company and one or more of the Underwriters, as incurred, in such proportions that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on

      the cover page of the Prospectus bears to the initial public offering price appearing thereon and the Company is responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9(d), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who shall have signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act shall have the same rights to contribution as the Company.

               10. Termination.
                   ------------

               (a) The Representative may terminate this Agreement at any time at or prior to the Time of Delivery, or rescind the exercise of the Option by the Underwriters at any time prior to an Option Shares Time of Delivery, by notice to the Company, if prior to the Time of Delivery or such Option Shares Time of Delivery, as the case may be,
      (i) there has been, since the date of this Agreement or since the respective dates as of which information is given in the Registration Statement, any material adverse change in the business or the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business, or (ii) there has occurred any material adverse change in the financial markets in the United States or any outbreak of hostilities or escalation of any existing hostilities or calamity or crisis, the effect of which is such as to make it, in the reasonable judgment of the Representatives, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or
      (iii) trading in the Common Stock has been suspended by the Commission, or trading generally in securities on the NYSE or the American Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of the NYSE or the American Stock Exchange or by order of the Commission or any other governmental authority, or a banking moratorium has been declared by either Federal, New York or Missouri authorities.

               (b) Notwithstanding any termination of this Agreement pursuant to this Section 10, such termination will be without liability of any party to any other party hereunder except for the payment obligations set forth in Section 5 hereof and except that the provisions of Section 9 hereof shall remain in effect.

               11. Notices.  All statements, requests, notices and
                   --------
agreements hereunder shall be in writing or by telephone if confirmed in writing within 24 hours and, if to the Underwriters, shall be sufficient in all respects if delivered or sent by registered mail to the Representatives at the address given on the last page hereof; and, if to the Company, shall be sufficient in all respects if delivered or sent by registered mail to the Company, c/o Donald L. Godiner, Esq., Senior Vice President, General Counsel and Secretary, Laclede Gas Company, 720 Olive Street, St. Louis, Missouri 63101; provided, however, that any notice to any of the Underwriters pursuant to Section 9(c) hereof shall be delivered or sent by registered mail to such party at its principal executive offices.


               12. Information for Use in Prospectuses.  The information
                   ------------------------------------
with respect to the price to the public of the Securities to be set forth on, and the information to be set forth in the last paragraph of, the cover page of, and the information to be set forth in the second paragraph under the table under "Underwriting" in, the Prospectus shall be deemed to have been furnished in writing to the Company through the Representatives by or on behalf of the Underwriters specifically for use therein.

               13. Representations and Warranties of Representatives.  Each
                   --------------------------------------------------
of the Representatives represents and warrants to the Company that it has full power and authority (a) to enter into this Agreement on behalf of each of the Underwriters listed in Schedule I hereto and (b) to act on behalf of each of the Underwriters with respect to the performance of this Agreement. In all dealings hereunder, the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of all of the Underwriters made or given either by all of the Representatives jointly or by any of the Representatives individually.

               14. Miscellaneous.
                   --------------

               (a) This Agreement shall be binding upon the Underwriters and the Company and shall inure solely to the benefit of the Underwriters, the Company and, to the extent provided in Section 9 hereof, the directors and officers of the Company and each person who controls the Company or any of the Underwriters, and in each case their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any of the Underwriters shall be deemed a successor or assign by reason merely of such purchase.

               (b) This Agreement shall be construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York.

               (c) This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.


                If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the counterparts hereof enclosed, and upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement between the several Underwriters and the Company.

                                    Very truly yours,

                                    LACLEDE GAS COMPANY




                                    By:      R. J. Carroll
                                    ------------------------
                                    Name:    R. J. Carroll
                                    Title: Senior Vice President-Finance
                                            and Chief Financial Officer





Accepted at New York, New York
as of the date first above written:


MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
  Incorporated
A.G. EDWARDS & SONS, INC.
SMITH BARNEY INC.

For themselves and as Representatives of the other Underwriters named in Schedule I to this Underwriting Agreement.

By:   Merrill Lynch, Pierce, Fenner & Smith
                    Incorporated


By  Robert N. Hoglund
  ________________________________________
Authorized Signatory

Address:Merrill Lynch & Co.
World Financial Center
North Tower
New York, New York  10281




                               SCHEDULE I

                                                 Number of Shares
                                                  to be Purchased
                                                 ----------------
Underwriters
------------

Merrill Lynch, Pierce, Fenner & Smith
               Incorporated                               288,668
A.G. Edwards & Sons, Inc.                                 288,666
Smith Barney Inc.                                         288,666
Dean Witter Reynolds Inc.                                  64,000
Edward D. Jones & Co.                                      64,000
Oppenheimer & Co., Inc.                                    64,000
PaineWebber Incorporated                                   64,000
Prudential Securities Incorporated                         64,000
Stifel, Nicolaus & Company, Incorporated                   64,000
Advest, Inc.                                               30,000
Dain Bosworth Incorporated                                 30,000
Fahnestock & Co. Inc.                                      30,000
Kemper Securities, Inc.                                    30,000
Piper Jaffray Inc.                                         30,000
Principal Financial Securities, Inc.                       30,000
Rodman & Renshaw, Inc.                                     30,000
George K. Baum & Company                                   15,000
Burns, Pauli & Co., Inc.                                   15,000
Huntleigh Securities Corporation                           15,000
Pauli & Company Incorporated                               15,000
Pryor, McClendon, Counts & Co., Inc.                       15,000
Smith, Moore & Co.                                         15,000
                                                        ---------
     Total                                              1,550,000
                                                        =========

                                                           Exhibit A





                 [Opinion of Gerald T. McNeive, Jr., Esq.]

                       [Letterhead of the Company]



                               May 22, 1995


MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
  Incorporated
A.G. EDWARDS & SONS, INC.
SMITH BARNEY INC.

As Representatives of the several
  Underwriters named in Schedule I
  to the Underwriting Agreement referred
  to below (the "Underwriters")

c/o   Merrill Lynch & Co.
      World Financial Center
      North Tower
      New York, New York 10281


Ladies and Gentlemen:

             I am Vice President and Associate General Counsel of Laclede Gas Company (the "Company") and have acted in that capacity in connection with the issuance and sale by the Company pursuant to the Underwriting Agreement dated May 15, 1995 between the Company and the Underwriters (the "Underwriting Agreement") of 1,550,000 shares of the Company's Common Stock, par value $1 per share (the "Shares"). The terms "Registration Statement" and "Prospectus" as used herein have the same meanings as when used in the Underwriting Agreement.

             I am familiar with the Articles of Incorporation, as amended, and the By-Laws, as currently in effect, of the Company (the "Articles" and the "By-Laws," respectively) and the records of various corporate and other proceedings, including the actions taken by the Company's Board of Directors relating to the authorization, issuance and sale of the Shares. I have participated in the preparation of or reviewed (a) the Underwriting Agreement; (b) the

Registration Statement and the Prospectus; and (c) the proceedings before the Missouri Public Service Commission (the "MPSC") for authority to issue and sell the Shares and the order dated April 26, 1995 for authority to issue and sell the Shares entered by the MPSC in respect thereto.

             I have examined the Annual Report on Form 10-K of the Company for the fiscal year ended September 30, 1994, the Quarterly Reports on Form 10-Q of the Company for the quarterly periods ended December 31, 1994 and March 31, 1995 and the Form 8-A Registration Statement of the Company dated April 7, 1986 (the "Exchange Act Documents"), each as filed with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in the Prospectus.

             I have examined a copy of an order dated May 15, 1995, from the Commission to the Company relating to the effectiveness of the Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"). I have also examined such other documents and satisfied myself as to such other matters as I have deemed necessary to render this opinion. In the course of such examination, I have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as certified or photostatic copies and the authenticity of the originals of such latter documents. I have also relied upon information submitted to me by certain officers of the Company with respect to the existence or non-existence of certain facts that form the basis for the opinions set forth herein. Although I have not conducted any independent investigations of the accuracy of various of the matters covered by such information supplied by officers of the Company, I have no reason to believe that any of the matters covered thereby are inaccurate. I have also relied on certain documents, instruments and certificates of public officials. I have not examined the certificates for the Shares, except a specimen thereof, and have relied upon a certificate of the transfer agent and registrar for the Shares as to the issuance, registration and countersignature thereof. With respect to the matters relating to the outstanding shares of capital stock of the Company (other than the Shares) expressed in paragraph 3. below, I have relied upon the opinion of Thompson Mitchell Douglas & Neill, dated July 8, 1960, as to such counsel's opinion with respect to the due and valid authorization and issuance of, and the fully paid and non-assessable nature of, any such shares that were issued on or prior to the date of such opinion. Upon the basis of my familiarity with the foregoing and with the Company's properties and affairs generally, and as limited by the qualifications and limitations stated herein, I am of the opinion that:

             1. Each of the Company, Laclede Pipeline Company and Laclede Energy Resources, Inc. is a corporation duly organized and validly existing in good standing under the laws of the State of Missouri.

             2. The Company is a public utility corporation, is duly authorized by the Articles to conduct the utility business that it is described in the Prospectus as conducting, and, by virtue of its possession of valid and subsisting licenses, franchises and permits, and its compliance with the laws of the State of Missouri, is duly authorized to conduct such business in that State, and the Company is legally qualified to conduct in Louisiana, Oklahoma and Texas the businesses in which it is engaged in those states. In this regard, it should be noted that the Company is presently seeking to renew its franchises in


     Florissant, Missouri and University City, Missouri, which expired in 1992 and 1995, respectively.

             3. All of the outstanding shares of capital stock of the Company (other than the Shares) have been duly and validly authorized and issued and are fully paid and non-assessable.

             4. The Shares have been duly and validly authorized and, when the Shares shall have been delivered against payment therefor as provided in the Underwriting Agreement, they will have been duly and validly issued and will be fully paid and non-assessable and entitled to the rights set forth in the Articles and the Rights Agreement dated as of April 17, 1986 between the Company and The Boatmen's National Bank of St. Louis, as rights agent thereunder; and, other than as set forth in the Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, the Shares pursuant to the Articles or the By-Laws, or other agreement or instrument known to me to which the Company is a party or by which it is bound or to which any of the property of the Company is subject.

             5. The statements made in the Prospectus under the caption "Description of Common Stock," insofar as they purport to constitute summaries of the terms of documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

             6. The Shares have been listed (subject to official notice of issuance) on the New York Stock Exchange.

             7. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

             8. The Registration Statement has become and is effective under the Securities Act; and, to the best of my knowledge, no proceedings for a stop order with respect thereto are pending or threatened under Section 8(d) of the Securities Act.

             9. The MPSC has issued an order authorizing the issuance and sale by the Company of the Shares; the issuance and sale of the Shares in accordance with the Underwriting Agreement are in conformity with the terms of such order; and no further approval, authorization, consent or other order of any public board or body (other than in connection or in compliance with the provisions of the securities or blue sky laws of any jurisdiction) is legally required for the issuance and sale of the Shares on the terms and conditions set forth in the Underwriting Agreement.

             10. There are no legal, governmental or administrative proceedings pending to which the Company is a party or of which any property of the Company is the subject, other than as set forth in the Prospectus and other than proceedings incident to the kind of business conducted by the Company, the outcome of which, singly or in the aggregate, might reasonably be expected to have a materially adverse effect on the financial position, stockholders' equity or results of operations of the Company; and, to the best of my




      knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

             11. The consummation of the transactions contemplated in the Underwriting Agreement and the fulfillment of the terms thereof will not result in a breach of any of the terms or provisions of, or constitute a default under, (i) to the best of my knowledge, any indenture, mortgage, deed of trust or other agreement or instrument known to me to which the Company is a party or by which it is bound or to which any of the property of the Company is subject, (ii) the Articles or the Bylaws or (iii) any order, rule or regulation of any court or other governmental body having jurisdiction over the Company or any of its property, or any statute, in each case of the United States of America or the State of Missouri, or, to the best of my knowledge, any order, rule or regulation of any other court or other governmental body having jurisdiction over the Company or any of its property or any other statute.

             In passing upon the form of the Registration Statement and the form of the Prospectus, I necessarily assume the correctness and completeness of the statements made by the Company and the information included or incorporated by reference in the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as such statements relate to me and as set forth in paragraph 5. above. In the course of the preparation of the Registration Statement and the Prospectus, I participated in conferences with certain of the Company's officers and employees, with representatives of Deloitte & Touche LLP, the independent accountants for the Company, with your representatives and with counsel for the Underwriters. Based on my examination of the Registration Statement and the Prospectus, and my investigations made in connection with the preparation of the Registration Statement and the Prospectus and my participation in the conferences referred to above, (i) I am of the opinion that the Registration Statement, as of the date it was declared effective by the Commission, and the Prospectus, as of the date it was filed with the Commission pursuant to Rule 424(b) under the Securities Act, complied as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents complied as to form when filed in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case I express no opinion with respect to the financial statements or schedules or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents, and (ii) I have no reason to believe that the Registration Statement, as of the date it was declared effective by the Commission, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus, as of the date hereof, includes any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except that in each case I express no opinion or belief with respect to the financial statements or schedules or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents.






             I have examined the portions of the information contained in the Registration Statement that are stated therein to have been made on my authority and, upon my review thereof, I believe such information to be correct.

             I am a member of the Bar of the State of Missouri and, except with respect to the matters expressed in paragraphs 2., 9., 10. and 11. above, I do not express any opinion herein as to any matters governed by any laws other than the laws of the State of Missouri and the Federal laws of the United States of America.

             I am also delivering this opinion to Winthrop, Stimson, Putnam & Roberts, who is entitled to rely upon this opinion to the same extent as if such opinion were addressed to such firm. This opinion is rendered to you and Winthrop, Stimson, Putnam & Roberts in connection with the above-described transaction. This opinion may not be relied upon by you or Winthrop, Stimson, Putnam & Roberts for any other purpose, or relied upon by or furnished to any other person, firm or corporation (other than the Underwriters), without my prior written consent.

             This opinion speaks only as of its date. I have no obligation to advise the Underwriters or you, as their Representatives, of changes in law or fact that occur after the date of this opinion, even where such change may affect the legal analysis, a legal conclusion or an informational confirmation in this opinion.

                 Very truly yours,

                                                             Exhibit B







             [Letterhead of Winthrop, Stimson, Putnam & Roberts]





                               May 22, 1995


MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
  Incorporated
A.G. EDWARDS & SONS, INC.
SMITH BARNEY INC.

As Representatives of the several
  Underwriters named in Schedule I
  to the Underwriting Agreement
  referred to below (the "Underwriters")

c/o   Merrill Lynch & Co.
      World Financial Center
      North Tower
      New York, New York 10281


Ladies and Gentlemen:

             We have acted as your counsel in connection with the issuance and sale by Laclede Gas Company (the "Company") of 1,550,000 shares of the Company's Common Stock, par value $1 per share (the "Shares"), pursuant to the Underwriting Agreement dated May 15, 1995 between the Underwriters and the Company (the "Underwriting Agreement"). The terms "Registration Statement" and "Prospectus" as used herein have the same meanings as when used in the Underwriting Agreement.

             We have examined the Registration Statement and the Prospectus, which pursuant to Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), incorporates by reference the Annual Report on Form 10-K of the Company for the fiscal year ended September 30, 1994, the Quarterly Reports on Form 10-Q of the Company for the quarterly periods ended December 31, 1994 and March 31, 1995 and the Form 8-A Registration Statement of the Company dated April 7, 1986 (the "Exchange Act Documents"), each as filed with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the certificates for the Shares, of which we have examined a specimen, and have relied upon a certificate of the transfer agent and registrar for the Shares as to the issuance, registration and countersignature thereof) and upon originals or copies, certified or otherwise identified to our satisfaction, of such corporate records, agreements, documents and other instruments and such certificates or comparable documents of public officials and of officers and representatives of the Company, and have made such other and further investigations, as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

             In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents.

             With respect to legal matters governed by the laws of the State of Missouri, we understand that you are relying upon the opinion of Gerald
T. McNeive, Jr., Esq., Vice President and Associate General Counsel of the Company, of even date, addressed to you. We believe that such opinion is satisfactory in form and that you are justified in relying thereon and we, on our part, have relied solely on said opinion as to such matters. We do not pass upon legal matters regarding the incorporation of the Company or its qualification to do business in any jurisdiction, as to which we understand you are relying upon the aforesaid opinion of Mr. McNeive.

             Based upon the foregoing and subject to the qualifications and limitations stated herein, we hereby advise you that in our opinion:

             1. The Shares have been duly authorized by the Company and, upon payment and delivery in accordance with the Underwriting Agreement, will be validly issued, fully paid and nonassessable.

             2. The statements made in the Prospectus under the caption "Description of Common Stock," insofar as they purport to constitute summaries of the terms of documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

             3. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.









             4. The Registration Statement has become and is effective under the Securities Act; and, to the best of our knowledge, no proceedings for a stop order with respect thereto are pending or threatened under Section 8(d) of the Securities Act.

             5. No approval, authorization, consent or other order of any governmental agency or body of the United States of America or the State of New York is legally required for the issuance and sale by the Company of the Shares on the terms and conditions set forth in the Underwriting Agreement (other than the order of the Commission declaring the Registration Statement effective and except that we express no opinion as to any such approval, authorization, consent or other order as may be required under the provisions of the securities or blue sky laws of the State of New York in connection with the purchase and distribution of the Shares by the Underwriters).

             In passing upon the form of the Registration Statement and the form of the Prospectus, we necessarily assume the correctness and completeness of the statements made by the Company and the information included or incorporated by reference in the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraph 2. above. In the course of the preparation by the Company of the Registration Statement and the Prospectus (excluding the Exchange Act Documents), we participated in conferences with certain of its officers and employees, with counsel for the Company, with representatives of Deloitte & Touche LLP, the independent accountants who examined certain of the Exchange Act Documents, and with your representatives. We did not prepare the Exchange Act Documents. Based on our examination of the Registration Statement, the Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statement and the Prospectus (excluding the Exchange Act Documents) and our participation in the conferences referred to above, (i) we are of the opinion that the Registration Statement, as of the date it was declared effective by the Commission, and the Prospectus, as of the date it was filed with the Commission pursuant to Rule 424(b) under the Securities Act, complied as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents complied as to form when filed in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion with respect to the financial statements or schedules or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents, and (ii) we have no reason to believe that the Registration Statement, as of the date it was declared effective by the Commission, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus, as of the date hereof, includes any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no opinion or belief with respect to the financial statements or schedules or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents.






             We are members of the Bar of the State of New York and we do not express any opinion herein as to any matters governed by any laws other than the laws of the State of New York, the Federal laws of the United States of America and, to the extent set forth herein, the laws of the State of Missouri.

             This opinion is rendered to you in connection with the above-described transaction. This opinion may not be relied upon by you for any other purpose, or relied upon by or furnished to any other person, firm or corporation (other than the Underwriters), without our prior written consent.

                      Very truly yours,














































